EXHIBIT 10.13

                          Maximum of ___________ Shares


                          FIRST LEESPORT BANCORP, INC.
                          (a Pennsylvania corporation)

                                  Common Stock
                                ($5.00 par value)


                                AGENCY AGREEMENT


                                __________, 2001



Sandler O'Neill  & Partners, L.P.
9 West 57th Street
19th Floor
New York, New York  10019

Ladies and Gentlemen:

     First Leesport Bancorp, Inc. a Pennsylvania corporation (the "Company"), and Leesport Bank, a Pennsylvania chartered commercial bank (the "Bank"), confirm their agreement with Sandler O'Neill & Partners, L.P. ("Sandler O'Neill" or the "Agent") with respect to the offer and sale by the Company of up to _________________ shares of Common Stock, par value $5.00 per share, of the Company ("Common Stock").

     The Company is offering ______________ shares of Common Stock to the holders of record of Common Stock ("Record Date Holder") at the close of business on ___________, 2001 (the "Record Date"), at a subscription price of $_____ per share ("Subscription Price") and, subject to the rights of such holders described below, to certain other purchasers on a standby basis. Each Record Date Holder will receive one (1) non-transferable subscription right ("Rights") for every two (2) shares of Common Stock held of record at the close of business on the Record Date. Each Right will enable the holder thereof to purchase from the Company one share of Common Stock (an "Underlying Share") at the Subscription Price (the "Basic Subscription Privilege"). Each Record Date Holder who fully exercises their Basic Subscription Privilege also will be eligible to subscribe at the Subscription Price for shares of

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Common Stock (the "Excess Shares") not otherwise purchased pursuant to the exercise of the Basic Subscription Privilege up to the total number of Underlying Shares, subject to availability, proration, and reduction by the Company in certain circumstances and, in all instances, a limit of two times the amount eligible for subscription pursuant to the Basic Subscription Privilege (the "Oversubscription Privilege"). The Rights are evidenced by non-transferable certificates. The offer and sale of the Underlying Shares pursuant to the exercise of the Basic Subscription Privilege and the Oversubscription Privilege are referred to herein as the "Rights Offering."

     The Company also intends to enter into Standby Purchase Agreements pursuant to which an aggregate of ____ institutional investors and high net worth individuals (the "Standby Purchasers") have severally agreed, subject in each case to a maximum standby commitment and certain conditions, to acquire from the Company at the Subscription Price up to an aggregate of ________ of the Underlying Shares remaining upon completion of the Rights Offering. The Standby Purchase Agreements will require that the Standby Purchasers agree to purchase and the Company agrees to sell, and thus guarantee the availability of, an aggregate minimum of ________ shares of Common Stock ("Additional Shares") at the Subscription Price if a sufficient number of Underlying Shares are not available after the exercise of the Basic Subscription Privilege and the Oversubscription Privilege to satisfy the purchase commitments of the Standby Purchasers (the "Minimum Standby Obligation"). The Rights Offering and the offering to Standby Purchasers are together referred to herein as the "Offering," and the Underlying Shares and the Additional Shares are together referred to herein as the "Securities."

     Record Date Holders may exercise subscription rights by delivering to the subscription agent a properly completed and executed subscription rights certificate together with payment in full of the subscription price for each share subscribed for. Payment may be made only (i) by check or bank draft drawn upon a U.S. bank, or postal, telegraphic or express money order payable to American Stock Transfer and Trust Co. ("AST") as subscription agent, or (ii) by wire transfer of funds to AST for the purpose of accepting subscriptions in connection with the transactions contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-68352) including a prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto,
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if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) and the prospectus constituting a part thereof (including in each case all documents, if any, deemed to be part thereof pursuant to the rules and regulations of the Commission under the 1933 Act, as from time to time amended or supplemented pursuant to the 1933 Act or otherwise (the "1933 Act Regulations")), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be used by the Company in connection with the Offering which differs from the Prospectus on file with the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

     Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus to be used in the Offering. Such Prospectus contains information with respect to the Company, the Bank and the Common Stock.

SECTION 1.  Representations and Warranties.
            -------------------------------

     (a) The Company and the Bank jointly and severally represent and warrant to the Agent as of the date hereof as follows:

          (i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, at the date hereof does not and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agent furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus (the "Agent Information," which the Company and the Bank acknowledge appears only in the Section of the Prospectus captioned "The Rights Offering -- Financial Advisor.")

          (ii) The Company will promptly file the Prospectus and any supplemental sales literature with the Commission. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2, complied and will comply in all material respects with the applicable requirements of the 1933 Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the Commission for use in final form.

          (iii) No order, directive, request or other correspondence has been received by the Company or the Bank from the Federal Reserve Board ("FRB"), the Commonwealth of Pennsylvania Department of Banking ("Banking Department") or the Federal Deposit Insurance Corporation ("FDIC") which could have the effect of delaying or canceling the Offering.

          (iv) At the Closing Time referred to in Section 2, the Company, its wholly owned subsidiaries, First Leesport Capital I (the "Trust") and the Bank, and the Bank's wholly owned subsidiaries, Essick & Barr, Inc., First Leesport Investment Group, Inc., First Leesport Wealth Management, Inc. and Horizon Realty Solutions, Inc. (each of the Bank's subsidiaries and the Trust are collectively hereinafter defined as the "Subsidiaries"), will have satisfied any and all terms, conditions, requirements and provisions imposed upon the Company, the Bank and the Subsidiaries by any regulatory authority in connection with this transaction except for any post-closing notices or filings which may be required, or appropriate waivers shall have been obtained.

          (v) The accountants who audited the financial statements and supporting schedules of the Company included in the Registration Statement are independent public accountants within the meaning of the Code of Ethics of the American Institute of Certified Public Accountants ("AICPA"); and such

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accountants are, with respect to the Company, the Bank and the Subsidiaries, independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vi) The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Company, the Bank and the Subsidiaries at the dates indicated and the results of their operations, retained earnings and cash flows for the periods specified and comply as to form in all material respects with the applicable accounting requirements of the 1933 Act Regulations; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules and tables included in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or referred to therein, (A) there has been no material adverse change in the financial condition, results of operations, business or prospects of the Company, the Bank and the Subsidiaries, taken as a whole (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Company, the Bank, or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Bank and the Subsidiaries, taken as a whole.

          (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

          (ix) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, par value $5.00 per share, of which ________ shares are presently issued and outstanding. As of ________, 2001, there were approximately

________ holders of record of Common Stock. The Company has not authorized the issuance of, and has not issued, any other shares of capital stock. Except for the Rights, for options to acquire _______ shares of Common Stock reserved for issuance pursuant to the Company's 1998 Employee Stock Incentive Plan and its 1998 Independent Directors Stock Option Plan (the "Option Plans"), for the right of each holder of a share of Common Stock to acquire an additional share of common stock for each share of Common Stock held, subject to the terms and conditions specified in the Rights Agreement dated September 19, 2001 between the Company and American Stock Transfer Company, as Rights Agent (the "Shareholder Rights Plan"), and as to shares which may be issued pursuant to the Stock Purchase Agreement by and among the Company, the Bank and the Johnsons dated October 1, 1999 (the "Johnson Stock Purchase Agreement") and as to shares which may be issued pursuant to the Company's Dividend Reinvestment Plan and 401(k) Plan, Employee Stock Ownership Plan and Non-Employee Director Compensation Plan, there are no options, warrants, calls, employee benefit or other plans, preemptive rights or commitments of any character relating to the authorized but unissued capital stock or any other equity security of the Company or any securities or obligations convertible into or exchangeable for or giving any person any right to subscribe for or acquire from the Company any shares of such capital stock.

          (x) Upon completion of the Offering, the authorized equity capital of the Company will be within the range set forth in the Prospectus under the caption "Capitalization." The shares of Common Stock to be sold in the Offering have been duly and validly authorized for issuance and, when issued and delivered by the Company against payment of the consideration therefor, the shares of Common Stock will be duly and validly issued, fully paid and non-assessable and will be free and clear of any security interest, pledge, lien, encumbrance, claim or equity other than created by the purchaser thereof; and the issuance of the shares of Common Stock will not be in violation of any preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, bylaws or other governing documents or any agreement, plan or other instrument to which the Company is party or by which it is bound. The terms and provisions of the shares of Common Stock conform and will conform in all material respects to the description thereof contained in the Prospectus and the certificates representing the shares of Common Stock will conform with the requirements of applicable laws and regulations.

          (xi) Each of the Company, the Bank and the Subsidiaries have full corporate power and authority, and the

Trust has full power and authority pursuant to the trust certificate filed with the State of Delaware, to own, lease and operate its properties and to conduct its business as described in the Prospectus.

          (xii) The deposit accounts of the Bank are insured by the FDIC up to the applicable limits.

          (xiii) (A) Each of the Bank and the Subsidiaries (other than the Trust) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of the Bank and the Subsidiaries are permitted to a Pennsylvania chartered commercial bank under all applicable rules and regulations; all of the issued and outstanding capital stock of the Bank has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and all of the issued and outstanding capital stock of each of the Subsidiaries (other than the Trust) has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (B) The Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of the Trust are permitted to a Pennsylvania chartered bank holding company by all applicable rules and regulations; all of the issued and outstanding capital stock of the Trust has been duly authorized and validly issued, is fully paid and nonassessable, and the Trust's common securities are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (C) Except for the Bank and the Subsidiaries, the Company has no direct or indirect subsidiary that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X of the rules and regulations of the Commission.

          (xiv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action of the Company and the Bank, and this Agreement has been duly executed and delivered by and is the valid and binding agreement of the Company and the Bank enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforceability of the rights of creditors generally and judicial limitations on the right of specific performance and except as the enforceability of indemnification and contribution provisions may be limited by applicable securities laws.

          (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as otherwise may be indicated or contemplated therein, none of the Company, the Bank or the Subsidiaries will have (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business from the same or similar sources indicated in the Prospectus, or (B) entered into any transaction or series of transactions which is material in light of the business of the Company, the Bank and the Subsidiaries, taken as a whole, excluding the origination, purchase and sale of loans or the purchase or sale of investment securities or mortgaged-backed securities in the ordinary course of business or otherwise as indicated in the Prospectus.

          (xvi) No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement for the issuance of the Securities, except for the declaration of effectiveness of any required post-effective amendment to the Registration Statement by the Commission and as may be required under the securities laws of various jurisdictions.

          (xvii) Neither the Company, the Bank nor any of the Subsidiaries is in violation of its charter, certificate of trust, bylaws or in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Bank or any of the Subsidiaries is subject.

          (xviii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Bank or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Bank or any of the Subsidiaries are subject, nor will such action result in any violation of the provisions of the charter, certificate of trust, or by laws, of the Company, the Bank or any of the Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

          (xix) No labor dispute with the employees of the Company, the Bank or any of the Subsidiaries exists or, to the knowledge of the Company or the Bank, is imminent.

          (xx) The Company, the Bank and the Subsidiaries have good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Bank or the Subsidiaries, taken as a whole; and all of the leases and subleases material to the business of the Company, the Bank or the Subsidiaries under which the Company, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding.

          (xxi) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the capital stock and options of the Company and under the captions "Prospectus Summary," "Risk Factors," "The Rights Offering," "Standby Purchase Agreement," "Management's Discussion and analysis of Financial Condition and Results of Operations, "Business," "Supervision and Regulation," "Executive

Compensation" and "Description of Capital Stock," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

          (xxii) Except as disclosed in the Registration Statement and Prospectus, the Company, the Bank and the Subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders (including, without limitation, all regulations and orders of, or agreements with, the FRB, the Banking Department, and the FDIC) applicable to them; there is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, to which the Company, the Bank or the Subsidiaries is subject, now pending or, to the knowledge of the Company and the Bank, threatened against or affecting the Company, the Bank or the Subsidiaries (A) that is required to be disclosed in the Registration Statement and the Prospectus and not disclosed therein, (B) that could result in any Material Adverse Effect, (C) that could materially and adversely affect the properties, assets or leasehold interests of the Company, the Bank and the Subsidiaries, or (D) that could adversely affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company, the Bank or the Subsidiaries is a party or of which any of their property is the subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to their respective businesses, would not have a Material Adverse Effect; and there are no contracts or documents of the Company, the Bank or the Subsidiaries which would be required to be described in the Registration Statement and the Prospectus or to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so described and filed.

          (xxiii) The Company, the Bank and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company, the Bank and the Subsidiaries; the Company, the Bank and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Government Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company, the Bank nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxiv) The Company, the Bank and each of the Subsidiaries own or possess, or can acquire on reasonable terms, adequate domestic and foreign patents, patent rights, licenses, trademarks, service marks, trade names, inventions, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, "intellectual property") necessary to carry on their respective businesses as presently conducted, and neither the Company, the Bank, nor any of the Subsidiaries has received any notice of any infringement of or conflict with asserted rights of others with respect to any intellectual property which would render any intellectual property invalid or inadequate to protect the interests of the Company, the Bank or any Subsidiaries therein and which infringement or conflict, singly or in the aggregate, would have a Material Adverse Effect.

          (xxv) Each of the Company, the Bank and the Subsidiaries is in compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (collectively, the "Environmental Laws"), except where such noncompliance could not be reasonably likely to have a Material Adverse Effect, or except as disclosed in the Prospectus, and to the knowledge of the Company and the Bank, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future.

          (xxvi) Except as disclosed in the Prospectus, there is no claim under any Environmental Law, including common law, pending or, to the knowledge of the Company and the Bank, threatened against the Company or the Bank (an "Environmental Claim"), which would be reasonably likely to have a Material Adverse Effect, and, to the knowledge of the Company and the Bank, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that are reasonably likely to form the basis of any Environmental Claim against the Company, the Bank or the Subsidiaries which would be reasonably likely to have a Material Adverse Effect.

          (xxvii) The Company has obtained an opinion of its counsel, Stevens & Lee, P.C., with respect to the legality of the Securities issued, a copy of which is filed as an exhibit to the Registration Statement; the facts and representations upon which such opinion is based are truthful, accurate and complete in all material respects, and neither the Company nor the Bank has taken or will take any action inconsistent therewith.

          (xxviii) Each lease of real property (together with any improvements thereon) and all material personal property to which the Company, the Bank or any Subsidiary is a party has been duly authorized, executed and delivered, and is the legal, valid and binding agreement of the Company, the Bank or the Subsidiaries, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          (xxix) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

          (xxx) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

          (xxxi) The Company, the Bank and the Subsidiaries have filed all federal income and state and local franchise tax returns required to be filed, or have received extensions thereof, and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority.

          (xxxii) The Company has received approval, subject to issuance, to have the Securities quoted on the National Market System of the National Association of Securities Dealers' Automated Quotation System ("Nasdaq National Market") effective on the Closing Date.

     (b) Any certificate signed by any officer of the Company or the Bank and delivered to either of the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company or the Bank to each as to the matters covered thereby.

SECTION 2.  Appointment of Sandler O'Neill; Sale and Delivery of
            -----------------------------------------------------
            the Securities; Closing.
            ------------------------

     On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints Sandler O'Neill as its Agent to consult with and advise the Company regarding the structure of the Offering, as well as to identify Standby Purchasers and assist the Bank in negotiating Standby Purchase Agreements with the Standby Purchasers. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Sandler O'Neill accepts such appointment and agrees to provide services to the Company as to the matters described below; provided, however, that the Agent shall not be obligated to sell any minimum number of shares of Common Stock to any particular category of purchaser or in the aggregate or take any action which is inconsistent with any applicable laws, regulations, decisions or orders. The services to be rendered by Sandler O'Neill pursuant to this appointment include the following: (i) identifying prospective Standby Purchasers and assisting in the negotiation of Standby Purchase Agreements with such Standby Purchasers; (ii) assisting the Company's management in preparing for meetings with existing shareholders and other potential investors in the Offering; and (iii) providing such other general advice and assistance as may be requested and agreed to by Sandler O'Neill to promote the successful completion of the Offering.

     If at least the total minimum of Securities, as disclosed on the cover of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities at the Closing Time against payment therefor by release of funds from the subscription agent referred to herein. The closing shall be held at the offices of Kelley, Drye & Warren LLP, Vienna, Virginia, at 10:00 a.m., Eastern Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities shall be delivered directly to the purchasers thereof in accordance with their directions. The date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the "Closing Date." The hour on the Closing Date at which the Company shall release for delivery all of the Securities in accordance with the terms hereof is called the "Closing Time."

     Appropriate arrangements for placing the funds received from subscriptions for Securities or other offers to purchase Securities were made prior to the commencement of the Rights Offering, with provision for refund to the purchasers as set forth in Section 9 hereof, or for delivery to the Company if all Securities are sold. The Company shall not be deemed to have received any subscription offer or exercise of a Right accompanied by a check or comparable instrument until final payment has been made on such check or instrument. Each subscriber will pay any stock issue and transfer taxes which may be payable with respect to the sale of the Securities.

     In addition to reimbursement of the expenses specified in Section 4 hereof, the Agent will receive the following compensation for its services hereunder:

     (a) one and one-half percent (1.50%) of the aggregate purchase price of the Common Stock sold in the Offering pursuant to the exercise of the Rights by directors, officers and employees of the Company ("Interested Parties");

     (b) three percent (3%) of the aggregate purchase price of the Common Stock sold in the Offering pursuant to the exercise of Rights by persons other than Interested Parties; and

     (c) five percent (5%) of the aggregate purchase price of the Common Stock committed by Standby Purchasers pursuant to Standby Purchase Agreements.

     If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Offering is terminated by the Company, the Company shall reimburse Sandler O'Neill for all of its reasonable out-of-pocket expenses incurred prior to termination, including the reasonable fees and disbursements of counsel for the Agent, up to an aggregate of $125,000, (which shall include the $25,000 paid as an advance by the Company to the Agent prior to the date hereof) upon receipt by the Company or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

     All fees payable to the Agent hereunder shall be payable in immediately available funds at the Closing Time, or upon the termination of this Agreement, as the case may be.

SECTION 3.  Covenants of the Company.
            -------------------------

     The Company covenants with the Agent as follows:

     (a) The Company will prepare and file such amendments or supplements to the Registration Statement and the Prospectus as may hereafter be required by the 1933 Act Regulations or as may hereafter be requested by the Agent. The Company will notify the Agent immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement or the filing of any supplement to the Prospectus, (ii) of the receipt of any comments from the Commission with respect to the transactions contemplated by this Agreement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the receipt of any order, directive, request or other correspondence from the applicable regulatory agency with jurisdiction over the Company and the Bank relating to the Offering, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the withdrawal thereof at the earliest possible moment.

     (b) The Company will give the Agent notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use in connection with the Offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent shall object.

     (c) The Company will deliver to the Agent as many signed copies and as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

     (d) During the period when the Prospectus is required to be delivered, the Company will comply, at its own expense, with all requirements imposed upon it by the Commission, as from time to time in force, and by the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934 (the "1934 Act") and the rules and regulations of the Commission promulgated thereunder, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

     (e) If any event or circumstance shall occur as a result of which it is necessary, in the opinion of counsel for the Agent, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company will furnish such information with respect to itself as the Agent may from time to time reasonably request.

     (f) The Company will take all necessary action, in cooperation with the Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the Agent and the Company have agreed; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than six months from the effective date of the Registration Statement.

     (g) The Company authorizes Sandler O'Neill to act as agent of the Company in distributing the Prospectus to persons having record addresses in the states or jurisdictions set forth in a survey of the securities or "blue sky" laws of the various jurisdictions in which the Offering will be made (the "Blue Sky Survey").

     (h) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

     (i) During the period of five years hereafter, the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including statements of financial condition and statements of income, stockholders' equity and cash flows of the Company, the Bank and the Subsidiaries, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company, the Bank and the Subsidiaries for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

     (j) During the period of five years hereafter, the Company will furnish to the Agent (i) as soon as available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request.

     (k) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (l) The Company will file all documents and notices required by the Nasdaq National Market and will use its best efforts to maintain the listing of the Common Stock on the Nasdaq National Market.

     (m) The Company will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the National Association of Securities Dealers, Inc.'s "Interpretation Relating to Free-

Riding and Withholding" in connection with the sale of the Securities.

     (n) Other than the Prospectus or as permitted by applicable law, the Company will not distribute any prospectus or other offering material in connection with the offer and sale of the Securities and will not publish any writing which constitutes an offer or prospectus.

     (o) The Company will use all reasonable efforts to comply with such requirements as may be necessary for the Agent or other brokerage firms to make an active market for the shares of Common Stock.

     (p) The Company will cause to be maintained records of all funds submitted to American Stock Transfer Company, as the Company's subscription agent, in connection with the Offering, to enable the Company to make appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Offering as described in the Prospectus.

     (q) The Company will furnish to you as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Bank which have been read by Beard Miller Company, LLP as stated in their letters to be furnished pursuant to subsections (d) and (e) of Section 5 hereof.

     (r) The Company shall not deliver the Securities until the Company has satisfied or caused to be satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agent.

     (s) Subsequent to the respective dates as to which information in given in the Prospectus and prior to the Closing Date, except as otherwise may be indicated or contemplated therein, the Company will not (i) issue any securities, other than pursuant to the Company's existing stock option plans, or incur any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of business, or (ii) enter into any transaction, other than in the ordinary course of business which might result in any material adverse change in the financial condition, results of operations, or business of the Company, the Bank and the Subsidiaries, taken as a whole.

     (t) During the 180 day period after the Closing Date, the Company will not without the prior written consent of Sandler O'Neill, directly or indirectly issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, the Common Stock or any security convertible into, exchangeable or exercisable for the Common Stock, except for prior commitments existing on the date hereof as set forth in Section 1(a)(ix) hereof.

SECTION 4.  Payment of Expenses.
            --------------------

     The Company shall pay all expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) the cost of obtaining all securities and any necessary regulatory approvals, (ii) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (iii) the preparation, issuance and delivery of the certificates for the Securities to the purchasers in the Offering, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Agent of copies of the Registration Statement as originally filed and of each amendment thereto and the printing and delivery of the Prospectus and any amendments or supplements thereto to the purchasers in the Offerings and the Agent, (vii) the printing and delivery to the Agent of copies of a Blue Sky Survey, and (viii) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market. In the event the Agent incurs any such fees and expenses on behalf of the Company, the Company will reimburse the Agent for such fees and expenses whether or not the Offering is consummated; provided, however, that the Agent shall not incur any substantial expenses on behalf of the Company pursuant to this Section without the prior approval of the Company.

     The Company shall pay certain expenses incident to the performance of the Agent's obligations under this Agreement, including (i) the filing fees paid or incurred by the Agent in connection with all filings with the National Association of Securities Dealers, Inc., and (ii) all reasonable out of pocket expenses incurred by the Agent relating to the Offering, as provided in Section 2 hereof. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the

Company of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

SECTION 5.  Conditions of Agent's Obligations.
            ----------------------------------

     The Company and the Agent agree that the issuance and the sale of Securities and all obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Bank herein contained as of the date hereof and as of the Closing Date, to the accuracy of the written statements of officers and directors of the Company made pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to the following further conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, no order suspending the sale of the Securities in any jurisdiction shall have been issued, and no order, directive, request or other correspondence has been received by the Company or the Bank from the FRB, the Banking Department or the FDIC which could have the effect of delaying or canceling the Offering.

     (b)  At Closing Time, the Agent shall have received:

          (i) The favorable opinion, dated as of Closing Time, of Stevens & Lee, P.C., counsel for the Company and the Bank, in form and substance satisfactory to counsel for the Agent, to the effect that:

               (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania.

               (2) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement.

               (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a Material Adverse Effect.

               (4) The authorized capital stock of the Company is correctly set forth in the Registration Statement and Prospectus under the caption "Capitalization" and upon consummation of the Offering, the issued and outstanding capital stock of the Company will be within the range set forth in the Registration Statement and Prospectus under the caption "Capitalization."

               (5) The Securities have been duly and validly authorized for issuance and sale and, when issued and delivered by the Company pursuant to the terms of the Offering against payment of the consideration therefor in accordance with the description set forth in the Prospectus, will be duly and validly issued and fully paid and non-assessable and will be owned free and clear of any mortgage, pledge, loan, security interest, encumbrance, or claim (legal or equitable) other than that created by the purchaser thereof.

               (6) The issuance of the Securities is not subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

               (7) The Bank is duly organized, and is validly existing and in good standing as a commercial bank under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Bank is duly qualified as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a Material Adverse Effect.

               (8) Each of the Subsidiaries (other than the Trust) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of the Bank and the Subsidiaries are permitted to a Pennsylvania chartered commercial bank under all applicable rules and regulations; all of the issued and outstanding capital stock of the Bank has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and all of the issued and outstanding capital stock of each of the Subsidiaries (other than the Trust) has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (9) The Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of the Trust are permitted to a Pennsylvania chartered bank holding company by all applicable rules and regulations; all of the issued and outstanding capital stock of the Trust has been duly authorized and validly issued, is fully paid and nonassessable, and the Trust's common securities are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (10) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Bank or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Bank or any of the Subsidiaries are subject except for such liens, charges or encumbrances which will not have a Material Adverse Effect upon the Company or any Subsidiary, nor will such action result in any violation of the provisions of the charter, certificate of trust, or by laws, of the Company, the Bank or any of the Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

               (11) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration

Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

               (12) No further approval, authorization, consent or other order of any public board or body is required in connection with the execution and delivery of this Agreement or the issuance of the Securities, except as may be required under the securities or Blue Sky laws of various jurisdictions as to which no opinion need be rendered.

               (13) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

               (14) The Common Stock conforms to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

               (15) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the capital stock and options of the Company and under the captions "Prospectus Summary," "Risk Factors," "The Rights Offering," "Standby Purchase Agreement," "Management's Discussion and analysis of Financial Condition and Results of Operations, "Business," "Supervision and Regulation," "Executive Compensation" and "Description of Capital Stock," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

               (16) There is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, to which the Company the Bank or the Subsidiaries is subject, now pending or, to the best of such counsel's knowledge, threatened against or affecting the Company, the Bank or the Subsidiaries (A) that is required to be disclosed in the Registration Statement and the Prospectus and not disclosed therein, (B) that could result in any Material Adverse Effect, (C) that could materially and adversely affect the properties, assets or leasehold interests of the Company, the Bank and the Subsidiaries, or (D) that could adversely affect the consummation of the transactions contemplated in this Agreement; and all pending legal or governmental proceedings to which the Company, the Bank or the

Subsidiaries is a party or of which any of their property is the subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to their respective businesses, would not have a Material Adverse Effect.

               (17) The Company, the Bank and the Subsidiaries possess such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company, the Bank and the Subsidiaries; the Company, the Bank and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failures so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Government Licenses to be in full force and effect would not have a Material Adverse Effect; and to such counsel's knowledge, neither the Company, the Bank nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (18) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto and the descriptions thereof or references thereto are correct.

               (19) Neither the Company, the Bank nor any of the Subsidiaries is in violation of its charter, certificate of trust, bylaws, or, to the best of such counsel's knowledge, in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Bank or any of the Subsidiaries is a party or by which the Company, the Bank or any of the Subsidiaries or any of their property may be bound.

               (20) The Company is not required to be registered as an investment company under the Investment Company Act of 1940.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, and has not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel that lead such counsel to believe that either the Registration Statement at the time it became effective, or any amendment thereof made prior to the Closing Time, as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Time, as of the date of such amendment or supplement) and as of the Closing Time contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the exhibits and the financial statements and other financial and statistical data included therein).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Agent's counsel) of other counsel reasonably acceptable to Agent's counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Bank and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, the Bank and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Agent's counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Agent and they are justified in relying thereon.

          (ii) The favorable opinion, dated as of Closing Time, of Kelley, Drye & Warren, LLP, counsel for the Agent, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus, as amended or supplemented, and other related matters as the Agent may reasonably require, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     (c) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the financial condition, results of operations, or business of the Company, the Bank and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Agent shall have received a certificate of the President and Chief Executive Officer of the Company, and the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) there shall have been no material transaction entered into by the Company, the Bank or any of the Subsidiaries from the date of the latest statement of financial condition of the Company, the Bank or the Subsidiaries as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business, (iii) except as previously disclosed in the Prospectus, neither the Company, the Bank nor any of the Subsidiaries shall have received from the FRB, the Banking Department or the FDIC any direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which direction, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the business, financial condition or results of operations of the Company, the Bank or any of the Subsidiaries, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, except as to any such representation or warranty which specifically relates to an earlier date,
(v) the Company and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission, and (vii) no order, directive, request or other correspondence has been received by the Company, the Bank or any of the Subsidiaries from the FRB, the

Banking Department or the FDIC which could have the effect of delaying or canceling the Offering.

     (d) At the time of the execution of this Agreement, the Agent shall have received from Beard Miller Company LLP a letter dated such date, in form and substance satisfactory to the Agent, to the effect that (i) they are independent certified public accountants with respect to the Company, the Bank and the Subsidiaries within the meaning of the Code of Ethics of the AICPA, the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures as agreed upon by the Agent and Beard Miller Company LLP and set forth in detail in such letter, nothing has come to their attention which causes them to believe that
(A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts set forth under "Summary Selected Consolidated Financial and Other Data" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus, (C) at a specified date not more than five days prior to the date of this Agreement, there has been any increase in the consolidated long term investment securities or short term debt of the Company or any decrease in consolidated total assets, allowance for loan losses, total deposits or shareholders' equity of the Company, in each case as compared with the amounts shown in the June 30, 2001 balance sheet included in the Registration Statement or, (D) during the period from June 30, 2001 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Company, except in all instances, for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     (e) At the Closing Time, the Agent shall have received from Beard Miller Company LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time.

     (f) At the Closing Time, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Agent and counsel for the Agent.

     (g) At any time prior to Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effects of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the New York Stock Exchange or NASDAQ shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either the New York Stock Exchange, the NASDAQ or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by Federal, New York or Pennsylvania authorities.

SECTION 6.  Indemnification.
            ----------------

     (a) The Company and the Bank, jointly and severally, will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are related to the Offering, or any action taken by the Agent where acting as agent of the Company or as otherwise described on Section 2 hereof, or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Bank shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein, in accordance with the last sentence of Section 6(b) hereof.

     (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claims as such expenses are incurred. The Company acknowledges for all purposes of this Agreement that the statements set forth under the caption "The Rights Offering - Financial Advisor" in the Prospectus constitute the only information that has been furnished in writing by the Agent for inclusion in the Registration Statement or the Prospectus, each as amended or supplemented or any amendment or supplement thereto.

     (c) Promptly after receipt by an indemnified party under Subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the 1933 Act or who is an affiliate or partner of the Agent; and the obligations of the Agent under this Section 6 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each other person, if any, who controls the Company within the meaning of the 1933 Act or who is an affiliate of the Company.

SECTION 7.  Contribution.
            -------------

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company is responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the Company on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement. Neither party shall be liable for contribution for claims settled without such party's consent provided such consent is not unreasonably withheld.

SECTION 8.  Representations, Warranties and Agreements to
            ---------------------------------------------
            Survive Delivery.
            -----------------

     All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities.

SECTION 9.  Termination of Agreement.
            -------------------------

     (a) The Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, results of operations, or business of the Company, the Bank and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effects of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities; (iii) if trading generally on either the New York Stock Exchange or the NASDAQ has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either the New York Stock Exchange, the NASDAQ or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Pennsylvania authorities; (iv) if any condition specified in Section 5 shall not have been fulfilled when and as required to be fulfilled;
(v) if there shall have been such material adverse change in the condition or prospects of the Company or the Bank or the prospective market for the Company's securities as in the Agent's good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; or (vi) if the Company is unable to sell at least the total minimum of Securities, as disclosed on the cover of the Prospectus, or if the Offering is not consummated for any other reason, prior to _______, 2002.

     (b) If this Agreement is terminated pursuant to this Section, the Company shall notify the subscription agent and the escrow agent who shall refund to any persons who have subscribed for any of the Securities the full amount which it may have received from them, without interest, as provided in the Prospectus, such termination shall be without liability of any party to any other party except that the provisions of Section 4 hereof relating to reimbursement of expenses and the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10.  Notices.
             --------

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to the Agent as follows: (i) prior to March 1, 2002, 9 West 57th Street, 19th Floor, New York, New York 10019 and (ii) on or after March 1, 2002, 919 Third Avenue, ___ Floor, New York, New York 10021, attention of Thomas W. Killian, Principal, with a copy to Kelley, Drye & Warren, LLP, 8000 Towers Crescent Drive, Suite 1200, Vienna, VA 22182, attention of Norman B. Antin, Esq. and Jeffrey D. Haas, Esq.; notices to the Company shall be directed to the Company at 2228 State Hill Road, Wyomissing Hills, PA 19610, attention of Raymond Melcher, Jr., Chairman, President and Chief Executive Officer, with a copy to Stevens & Lee, P.C., 111 North Six Street, Reading, Pennsylvania 19601, attention of David W. Swartz, Esq. and Frank M. Macerato, Esq.

SECTION 11.  Parties.
             --------

     This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company, the Bank and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company, the Bank and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12.  Entire Agreement; Amendment.
             ----------------------------

     This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made other than those specifically mentioned herein. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13.  Governing Law and Time.
             -----------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Specified times of day refer to Eastern Time unless otherwise noted herein.

SECTION 14.  Severability.
             -------------

     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15.  Headings.
             ---------

     Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company and the Bank in accordance with its terms.

                              Very truly yours,


                              First Leesport Bancorp, Inc.

                              By:_______________________________
                              Name:
                              Title:

                              Leesport Bank

                              By:_______________________________
                              Name:
                              Title:


                              CONFIRMED AND ACCEPTED, as of the date first above written:

                              Sandler O'Neill  & Partners, L.P.
                              By:  Sandler O'Neill & Partners
                                   Corp., the sole general
                                   partner


                              By:_______________________________
                              Name:
                              Title: